Back to Form 8-K
Exhibit 10.1

Medicare Advantage Attestation of Benefit Plan
HARMONY HEALTH PLANS OF ILLINOIS, INC.
H1657
Date: 08/29/2008

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
002	0	7	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
003	0	7	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
004	0	7	WellCare Access	HMO	Renewal	0.00	33.70	08/29/2008	01/01/2009
005	0	7	WellCare Select	HMOPOS	Renewal	0.00	18.80	08/29/2008	01/01/2009
006	0	8	WellCare Select	HMOPOS	Renewal	0.00	23.40	08/29/2008	01/01/2009
007	0	7	WellCare Select	HMOPOS	Renewal	0.00	16.40	08/29/2008	01/01/2009
008	0	7	WellCare Rx	HMOPOS	Renewal	0.00	32.80	08/29/2008	01/01/2009
009	0	7	WellCare Rx	HMOPOS	Renewal	0.00	36.70	08/29/2008	01/01/2009

Page 1 of 2   - HARMONY HEALTH PLANS OF ILLINOIS, INC.  - H1657 - 08/29/2008

/s/ Heath Schiesser	9/5/08
CEO:	Date:
Heath Schiesser
CEO/President
8735 Henderson Road
Tampa, FL 33634
813-290-6205

/s/ Thomas L. Tran	9/5/08
CFO:	Date:
Tom Tran
CFO
8735 Henderson Road
Tampa, FL 33634
813-290-6200 (1770)

Page 1 of 2   - HARMONY HEALTH PLANS OF ILLINOIS, INC.  - H1657 - 08/29/2008